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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 1997
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                         Optical Security Group, Inc.
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            (Exact name of registrant as specified in its charter)



        Colorado                       0-17531                   84-1094032
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(State of other jurisdiction   (Commission File Number)         (IRS Employer
 of Incorporation                                            Identification No.)



              535 16th Street, Suite 920, Denver, Colorado 80202
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                   (Address of principal executive offices)


Registrant's Telephone number, including area code    (303) 534-4500
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         (Former name or former address, if changed since last report)
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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

     On December 17, 1996, Optical Security Group, Inc. (the "Registrant") through Opsec Pasternak & Partner holding GmbH, a newly-formed wholly-owned German subsidiary of the Registrant, completed the purchase of all the shares in the capital of Opsec Pasternak & Partner GmbH, a German private company. The purchase was effective as of November 1, 1996.

     The Financial Statements and Proforma financial statements are hereby filed under this Amendment to the Form 8-K Filing dated December 17, 1996.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of business acquired.

     (b)  Pro forma financial information.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OPTICAL SECURITY GROUP, INC.



Date: February 20, 1997                 By: /s/ Richard H. Bard
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                                           Richard H. Bard, CEO & President



Date: February 20, 1997                    By: /s/ Gerald A. Melfi
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                                              Gerald A. Melfi, Principal
                                              Financial Officer